UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

INTERMEDIATE

MATURITY CALIFORNIA

MUNICIPALS FUND

ANNUAL REPORT   |   NOVEMBER 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns, and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic producti (“GDP”) growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, estimated third quarter 2004 GDP rose a solid 3.9%.

Given the overall strength of the economy, the Federal Reserve Boardii (“Fed”) monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments in August, September, and November, to 2.00%, and then again to 2.25% on December 14th, after the fund’s reporting period had ended. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that generally can accompany it.

Despite the economic expansion and higher interest rates, the municipal bond market generated solid results during the reporting period. Modestly lower supply, combined with generally strong demand supported the municipal market during much of the period.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market

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timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 20, 2005

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MANAGER OVERVIEW

JOSEPH P. DEANE

Vice President and Investment Officer

DAVID T. FARE

Vice President and Investment Officer

Market Overview

Municipal bonds traded in a fairly narrow range during the first quarter of the fiscal year ended November 30, 2004. During this time, the economy grew at a more robust pace versus early 2003.iv Although labor market growthv languished throughout 2003 into the first quarter of this year, it rose significantly and remained strong in the early spring, and inflation picked up as well.vi

After an extended period of monetary easing, the Fed raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June — the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its fed funds target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.v The Fed subsequently raised its fed funds rate target to 2.00% on November 10th, and then again to 2.25% on December 14th, after the end of the fund’s reporting period.

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Performance Review

For the 12 months ended November 30, 2004, Class A shares of the Smith Barney Intermediate Maturity California Municipals Fund, excluding sales charges, returned 2.04%. These shares underperformed the fund’s unmanaged benchmark the Lehman Brothers Municipal Bond Index,vii which returned 4.07% for the same period. They also underperformed the Lipper California intermediate municipal debt funds category average1, which was 2.20%.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT

AS OF NOVEMBER 30, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Class A Shares — Intermediate Maturity California Municipals	2.71%	2.04%

Lehman Brothers Municipal Bond Index	4.30%	4.07%

Lipper California Intermediate Municipal Debt Funds Category Average	3.17%	2.20%

30 Day SEC Yield	2.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

The fund yields and total return reflect voluntary fee waivers, which may be reduced or terminated at any time. In the absence of fee waivers, the fund’s yield would have been 2.90% and the total return would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.31%, Class C shares returned 2.39%, Class O shares returned 2.45% and Class Y shares returned 2.79% over the six months ended November 30, 2004. Excluding sales charges, Class B shares returned 1.49%, Class C shares returned 1.52%, Class O shares returned 1.77% and Class Y shares returned 2.45% over the twelve months ended November 30, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 43 funds for the six-month period and among the 43 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 43 funds in the fund’s Lipper category, and excluding sales charges.

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Factors that Influenced Fund Performance

Over the period, the Lehman Brothers California Municipal Bond Indexviii returned 4.99%, slightly above that of the broader-based Lehman Brothers Municipal Bond Index’s return of 4.07% for the period. Although the fund’s lower-durationix approach limited its ability to completely participate in the market’s upside moves, this more defensive approach to interest rate risk resulted in a smoother ride for investors who held the fund over the period in comparison to longer-duration portfolios.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. In the recent market and rate environment, we believe that this cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. During the period, we maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Joseph P. Deane Vice President and Investment Officer	David T. Fare Vice President and Investment Officer
December 22, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund’s investments are subject to interest rate and credit risks. Portfolio holdings may include lower-rated securities that present greater risk of loss of principal and interest than higher-rated securities. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of GDP.
[v]	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.
vi	Sources: Lehman Brothers. Inflation data, based upon Consumer Price Index/deflation data.
vii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with an overall maturity of approximately three years.
viii	The Lehman Brothers California Municipal Bond index is a broad measure of the California municipal bond market with an overall average maturity of approximately three years.
ix	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2004 and held for the six months ended November 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.71%	$1,000.00	$1,027.10	0.69%	$3.50

Class B	2.31	1,000.00	1,023.10	1.28	6.47

Class C(4)	2.39	1,000.00	1,023.90	1.33	6.73

Class O	2.45	1,000.00	1,024.50	1.03	5.21

Class Y	2.79	1,000.00	1,027.90	0.56	2.84

(1)	For the six months ended November 30, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.55	0.69%	$3.49

Class B	5.00	1,000.00	1,018.60	1.28	6.46

Class C(3)	5.00	1,000.00	1,018.35	1.33	6.71

Class O	5.00	1,000.00	1,019.85	1.03	5.20

Class Y	5.00	1,000.00	1,022.20	0.56	2.83

(1)	For the six months ended November 30, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class O	Class Y
Twelve Months Ended 11/30/04	2.04%	1.49%	1.52%	1.77%	2.45%

Five Years Ended 11/30/04	4.93	N/A	N/A	4.65	5.14

Ten Years Ended 11/30/04	5.62	N/A	N/A	5.36	N/A

Inception* through 11/30/04	5.34	1.11	2.20	5.40	5.05

	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class O	Class Y
Twelve Months Ended 11/30/04	0.02%	(3.44)%	1.52%	0.78%	2.45%

Five Years Ended 11/30/04	4.51	N/A	N/A	4.65	5.14

Ten Years Ended 11/30/04	5.40	N/A	N/A	5.36	N/A

Inception* through 11/30/04	5.18	(1.56)	2.20	5.40	5.05

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (11/30/94 through 11/30/04)	72.69%

Class B (Inception* through 11/30/04)	1.62

Class C (Inception* through 11/30/04)(3)	5.27

Class O (11/30/94 through 11/30/04)	68.54

Class Y (Inception* through 11/30/04)	57.62

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and O shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% sales charges on Class O shares are no longer imposed effective April 29, 2004.
*	Inception dates for Class A, B, C, O and Y shares are December 31, 1991, June 16, 2003, July 22, 2002, November 8, 1994 and September 8, 1995, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the

Smith Barney Intermediate Maturity California Municipals Fund

vs. Lehman Brothers Municipal Bond Index and

Lipper California Intermediate Municipal Debt Funds Average†

November 1994 — November 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1994, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2004. The Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper California Intermediate Municipal Debt Funds Average is composed of an average of the Fund’s peer group of mutual funds (43 funds as of November 30, 2004) investing in intermediate maturity California tax-exempt bonds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Education — 5.0%
$ 945,000	AAA	California Educational Facilities Authority Revenue, College of Osteopathic Medicine, CONNIE LEE-Insured, 5.550% due 6/1/06	$980,182
1,000,000	A-	California State Public Works Board, Lease Revenue, (California State University Project), Series B, 5.450% due 9/1/14	1,081,360
1,010,000	AAA	California State University Channel Islands Financing Authority Revenue, East Campus Community, Series A, MBIA-Insured, 4.875% due 9/1/16	1,037,674
1,500,000	VMIG 1*	California Statewide Communities Development Authority Revenue, (Concordia University Irvine Project), Series A, LOC-U.S. Bank N.A., 1.630% due 10/1/31 (b)	1,500,000

			4,599,216

Finance — 16.8%
1,470,000	AAA	Inglewood Public Financing Authority Revenue, Series A, AMBAC-Insured, 5.125% due 8/1/13	1,613,560
1,320,000	Aaa*	Monterey County COP, Master Plan Financing, MBIA-Insured, 5.250% due 8/1/15	1,445,453
		Ontario Redevelopment Financing Authority Revenue, (Project No. 1), Centre City & Cimarron, MBIA-Insured:
1,935,000	AAA	5.250% due 8/1/15	2,128,094
1,060,000	AAA	5.250% due 8/1/16	1,167,760
2,165,000	AAA	San Jose Financing Authority Lease Revenue, (Civic Center Project), Series B, AMBAC-Insured, 5.250% due 6/1/14 (c)	2,405,337
4,000,000	AAA	South Orange County Public Financing Authority, Special Tax Revenue Refunding, Sr. Lien, Series A, MBIA-Insured, 5.000% due 9/1/13 (c)	4,416,680
2,000,000	BBB	Virgin Islands Public Financing Authority Revenue, Sr. Lien, Series A, 5.300% due 10/1/11	2,114,340

			15,291,224

General Obligation — 19.2%
		California State GO:
2,500,000	AAA	Economic Recovery, Series A, MBIA-Insured, 5.000% due 7/1/15 (c)	2,732,600
500,000	A-1+	Series A-2, LOC-WestLB AG and JPMorgan Chase Bank, 1.630% due 5/1/33 (b)	500,000
650,000	AAA	Corona-Norco USD GO, Series C, FGIC-Insured, 5.250% due 9/1/15	718,594
475,000	AA	Los Angeles GO, Series B (Call 9/1/09 @ 101), 5.000% due 9/1/10 (d)	529,986

See Notes to Financial Statements.

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Schedule of Investments (continued)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
General Obligation — 19.2% (continued)
		Los Angeles USD GO:
$3,000,000	AAA	Election of 1997, Series E, MBIA-Insured, 5.500% due 7/1/15 (c)	$3,379,230
2,000,000	AAA	Refunding, MBIA-Insured, 5.750% due 7/1/15 (c)	2,331,340
2,170,000	AAA	Morgan Hill USD GO, FGIC-Insured, 5.250% due 8/1/16 (c)	2,405,554
		Tahoe Truckee USD GO, School Facilities Improvement, MBIA-Insured:
1,480,000	AAA	District 1, 5.000% due 8/1/14	1,635,015
1,180,000	AAA	District 2, 5.000% due 8/1/14	1,303,593
300,000	A+	Torrance USD GO, Series A, 4.250% due 8/1/11	312,339
1,500,000	AAA	Visalia USD GO, Series A, FGIC-Insured, 4.900% due 8/1/12	1,615,710

			17,463,961

Hospital — 5.9%
		California Health Facilities Financing Authority Revenue:
400,000	VMIG 1*	Adventist Health System, Series B, LOC-KBC Bank NV,
		1.650% due 9/1/25 (b)	400,000
700,000	AAA	Kaiser Permanente, Series B, AMBAC-Insured, 5.250% due 10/1/10 (e)	778,092
1,000,000	AAA	Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured, 5.300% due 1/15/05	1,003,870
1,000,000	AAA	Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/13	1,076,930
2,000,000	A	California Statewide Communities Development Authority Revenue, Kaiser Permanente, Series E, 4.700% mandatory put 6/1/09	2,105,820

			5,364,712

Housing — 3.5%
1,250,000	AAA	ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, (Edgewood Apartments Project), Series A, FNMA-Collateralized, 5.700% mandatory put 11/1/06 (f)(g)	1,279,725
660,000	A	California State Department of Veterans Affairs, Home Purchase Revenue, Series C, Remarketed 1/9/01, 4.550% due 12/1/07 (f)	671,992
400,000	A-1+	Los Angeles County Multi-Family Mortgage Revenue, (Valencia Housing Project), Series C, FREDDIE MAC-Insured, 1.570% due 4/1/31 (b)	400,000
745,000	AAA	Riverside County Housing Authority, Multi-Family Housing Revenue, (Brandon Place Apartments Project), Series B, FNMA-Collateralized, 5.625% mandatory put 7/1/09 (f)	791,853

			3,143,570

See Notes to Financial Statements.

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Schedule of Investments (continued)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Miscellaneous — 11.0%
$2,905,000	Baa3*	California County Tobacco Securitization Agency, Alameda County, 4.750% due 6/1/12 (c)	$2,813,870
100,000	A-1+	California Infrastructure & Economic Development Bank Revenue, RAND Corporation, Series B, AMBAC-Insured, 1.630% due 4/1/42 (b)	100,000
1,080,000	AAA	Los Angeles County Community Facilities District No. 3, Special Tax Refunding, Improvement Area, Series A, FSA-Insured, 5.250% due 9/1/07	1,165,428
90,000	Aaa*	Montclair Redevelopment Agency, Residential Mortgage Revenue, FNMA-Collateralized, FHA/VA Mortgages-Insured, 7.750% due 10/1/11 (e)	106,349
1,415,000	AAA	San Buenaventura COP, Series C, AMBAC-Insured, 5.000% due 2/1/16	1,515,423
		Solano County COP, Capital Improvement Program, AMBAC-Insured:
1,000,000	AAA	4.875% due 11/15/11	1,085,130
1,000,000	AAA	5.000% due 11/15/13	1,085,540
2,000,000	AAA	University of California Revenue, (Multiple Purpose Projects), Series M, FGIC-Insured, 5.125% due 9/1/16 (c)	2,149,620

			10,021,360

Pollution Control — 2.3%
		California Pollution Control Financing Authority PCR, Pacific Gas & Electric Corp.:
1,500,000	A-1+	1.670% due 11/1/26 (b)	1,500,000
600,000	A-1+	LOC-Bank One N.A., 1.670% due 11/1/26 (b)	600,000

			2,100,000

Solid Waste — 2.6%
		Sunnyvale Solid Waste Revenue Refunding, AMBAC-Insured:
1,520,000	AAA	5.500% due 10/1/13 (f)	1,694,070
605,000	AAA	5.500% due 10/1/14 (f)	667,170

			2,361,240

Tax Allocation — 12.0%
65,000	Baa2*	Hawthorne Community Redevelopment Agency, Tax Allocation, (Redevelopment Project Area No. 2), (Partially Pre-Refunded-Escrowed with U.S. government securities to 9/1/04 Call @ 102), 6.200% due 9/1/05	66,645
3,675,000	AAA	Livermore Redevelopment Agency, Tax Allocation Revenue, (Redevelopment Project Area), Series A, MBIA-Insured, 5.250% due 8/1/15 (c)	4,012,916
760,000	AAA	Manteca Redevelopment Agency, Tax Allocation Refunding, (Manteca Merged Project Area), FSA-Insured, 5.000% due 10/1/15	834,632

See Notes to Financial Statements.

14        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Tax Allocation — 12.0% (continued)
$4,000,000	AAA	Oakland Redevelopment Agency, Sub-Tax Allocation, (Central District Redevelopment Project), FGIC-Insured, 5.500% due 9/1/14 (c)	$4,522,520
1,375,000	AAA	San Diego Redevelopment Agency, Tax Allocation Revenue, (Centre City Redevelopment Project), FSA-Insured, 5.250% due 9/1/15	1,509,255

			10,945,968

Transportation — 8.0%
520,000	AAA	California Governmental Association, Bay Area Rapid Transit, SFO Extension, FTA Capital Grant Revenue, Series A, AMBAC-Insured, 4.875% due 6/15/09	522,444
3,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, 1st Lien, Series A, FSA-Insured, 5.250% due 7/1/14 (c)	3,362,430
3,000,000	AAA	Los Angeles County California Metropolitan Transportation Authority, Sales Tax Revenue, Property C, Second Sr. Lien, Series A, FGIC-Insured, 5.000% due 7/1/17 (c)	3,198,960
180,000	AAA	San Francisco Airport Improvement Authority, Lease Revenue, United Airlines Inc., 8.000% due 7/1/13 (e)	219,470

			7,303,304

Utilities — 3.2%
		California Department of Water Resources, Power Supply Revenue:
200,000	A-1+	LOC-Bayerische Landesbank, Series B-4, 1.630% due 5/1/22 (b)	200,000
500,000	BBB+	Series A, 5.500% due 5/1/12	560,260
2,000,000	AAA	MSR Public Power Agency, (San Juan Project Revenue Refunding), Series I, MBIA-Insured, 5.000% due 7/1/15	2,134,860

			2,895,120

Water & Sewer — 8.6%
1,000,000	AAA	Castaic Lake Water Agency COP, (Water Systems Improvement Project), AMBAC-Insured, 5.000% due 8/1/12	1,085,950
1,750,000	AAA	East Bay Municipal Utility District, Water Systems Revenue, FGIC-Insured, 5.000% due 6/1/16	1,842,452
1,000,000	AAA	El Dorado County, Public Agency Financing Authority Revenue, FGIC-Insured, 5.200% due 2/15/07	1,057,250
1,325,000	AAA	Lodi Wastewater Systems Revenue COP, Series A, MBIA-Insured, 5.250% due 10/1/15	1,477,812
200,000	A-1+	Los Angeles Department of Water & Power Waterworks Revenue, Sub-Series B-2, 1.630% due 7/1/35 (b)	200,000
1,000,000	AAA	Modesto California Irrigation District COP, Capital Improvements, Series A, FSA-Insured, 5.250% due 7/1/15	1,093,760

See Notes to Financial Statements.

15        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Water & Sewer — 8.6% (continued)
$1,000,000	AAA	Modesto Irrigation District Financing Authority Revenue, Series A, MBIA-Insured, 5.350% due 10/1/06	$1,056,100

			7,813,324

		TOTAL INVESTMENTS — 98.1% (Cost — $85,128,676**)	89,302,999
		Other Assets in Excess of Liabilities — 1.9%	1,771,076

		TOTAL NET ASSETS — 100.0%	$91,074,075

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those identified by an asterisk (*), which are rated by Moody’s Investors Service.
(b)	Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(g)	All or a portion of this security is held as collateral for open futures contracts.
**	Aggregate cost for federal income tax purposes is $85,087,023.

See pages 17 through 19 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

16        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “BBB” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds that are rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds that are rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—  Bonds that are rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds that are rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Baa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

—  Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

17       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

SP-2	— Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest.
A-1

—  Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	— Moody’s highest rating for short-term municipal obligations.
VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

18       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Abbreviations* (unaudited)

ABAG	— Association of Bay Area Governments
AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Notes
BIG	— Bond Investors Guaranty
CDA	— Community Development Authority
CGIC	— Capital Guaranty Insurance Company
CHFCLI	— California Health Facility Construction Loan Insurance
CONNIE LEE	— College Construction Loan Insurance Corporation
COP	— Certificate of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Financial Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EMCP	— Extendable Municipal Commercial Paper
ETM	— Escrowed to Maturity
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FLAIRS	— Floating Adjustable Interest Rate Securities
FNMA	— Federal National Mortgage Association
FRTC	— Floating Rate Trust Certificates
FSA	— Financial Security Assurance
GAN	— Grant Anticipation Note
GDA	— Government Development Authority
GEMICO	— General Electric Mortgage Insurance Company
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HEFA	— Health and Educational Facilities Authority
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBC	— Insured Bond Certificates

IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
IFC	— Industrial Facilities Corporation
INFLOS	— Inverse Floaters
ISD	— Independent School District
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MERLOT	— Municipal Exempt Receipts Liquidity Optional Tender
MFA	— Mortgage Finance Agency
MFH	— Multi-Family Housing
MSTC	— Municipal Securities Trust Certificates
MVRICS	— Municipal Variable Rate Inverse Coupon Security
PART	— Partnership Structure
PBA	— Public Building Authority
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSFG	— Permanent School Fund Guaranty
Q-SBLF	— Qualified-School Bond Loan Fund
Radian	— Radian Asset Assurance
RAN	— Revenue Anticipation Notes
RAW	— Revenue Anticipation Warrants
RIBS	— Residual Interest Bonds
RITES	— Residual Interest Tax-Exempt Security
SFH	— Single-Family Housing
SFM	— Single-Family Mortgage
SLMA	— Student Loan Marketing Association
SPA	— Standby Bond Purchase Agreement
SYCC	— Structured Yield Curve Certificate
TAN	— Tax Anticipation Notes
TCRS	— Transferable Custodial Receipts
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority
TOB	— Tender Option Bonds
TRAN	— Tax & Revenue Anticipation Notes
USD	— Unified School District
VA	— Veterans Administration
VRDD	— Variable Rate Daily Demand
VRDO	— Variable Rate Demand Obligation
VRWE	— Variable Rate Wednesday Demand
XLCA	— XL Capital Assurance

*	Abbreviations may or may not appear in the Schedule of Investments.

19       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Statement of Assets and Liabilities	November 30, 2004

ASSETS:
Investments, at value (Cost — $85,128,676)	$89,302,999
Cash	120,992
Interest receivable	1,285,280
Receivable for Fund shares sold	477,464
Prepaid expenses	5,439

Total Assets	91,192,174

LIABILITIES:
Payable for Fund shares reacquired	35,700
Administration fee payable	14,957
Investment advisory fee payable	14,955
Distribution plan fees payable	8,475
Accrued expenses	44,012

Total Liabilities	118,099

Total Net Assets	$91,074,075

NET ASSETS:
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)	$10,366
Capital paid in excess of par value	90,166,306
Undistributed net investment income	43,265
Accumulated net realized loss from investment transactions and futures contracts	(3,638,935)
Net unrealized appreciation of investments and futures contracts	4,493,073

Total Net Assets	$91,074,075

Shares Outstanding:
Class A	7,519,646

Class B	83,090

Class C	2,078,754

Class O	639,065

Class Y	45,347

Net Asset Value:
Class A (and redemption price)	$8.79

Class B *	$8.78

Class C (and redemption price)	$8.78

Class O *	$8.79

Class Y (and redemption price)	$8.82

Class A Maximum Public Offering Price Per Share
(based on maximum sales charge of 2.00%)	$8.97

*	Redemption price is NAV of Class B and O shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (see Note 2).

See Notes to Financial Statements.

20        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Statement of Operations	For the Year Ended November 30, 2004

INVESTMENT INCOME:
Interest	$3,863,710

EXPENSES:
Investment advisory fee (Note 2)	276,034
Distribution plan fees (Notes 2 and 4)	257,621
Administration fee (Note 2)	184,023
Audit and legal	37,456
Shareholder communications (Note 4)	34,859
Custody	30,000
Transfer agency services (Notes 2 and 4)	17,990
Registration fees	15,167
Trustees’ fees	7,821
Other	6,659

Total Expenses	867,630
Less: Investment advisory fee waiver (Notes 2 and 8)	(95,286)

Net Expenses	772,344

Net Investment Income	3,091,366

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3)
Realized Gain (Loss) From:
Investment transactions	34,041
Futures contracts	(2,432,979)

Net Realized Loss	(2,398,938)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	955,143

Net Loss on Investments and Futures Contracts	(1,443,795)

Increase in Net Assets From Operations	$1,647,571

See Notes to Financial Statements.

21        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Statements of Changes in Net Assets

	For the Years Ended November 30,
	2004	2003
OPERATIONS:
Net investment income	$3,091,366	$3,069,316
Net realized loss	(2,398,938)	(308,585)
Net change in unrealized appreciation/depreciation	955,143	492,091

Increase in Net Assets From Operations	1,647,571	3,252,822

DIVIDENDS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,080,313)	(3,063,583)

Decrease in Net Assets From Dividends to Shareholders	(3,080,313)	(3,063,583)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	25,382,522	34,551,960
Net asset value of shares issued for reinvestment of dividends	1,833,667	2,059,347
Cost of shares reacquired	(23,609,874)	(33,991,404)

Increase in Net Assets From Fund Share Transactions	3,606,315	2,619,903

Increase in Net Assets	2,173,573	2,809,142
NET ASSETS:
Beginning of year	88,900,502	86,091,360

End of year*	$91,074,075	$88,900,502

* Includes undistributed net investment income of:	$43,265	$38,587

See Notes to Financial Statements.

22        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$ 8.92	$ 8.89	$ 8.82	$ 8.58	$ 8.42

Income (Loss) From Operations:
Net investment income	0.31	0.32	0.34 (2)	0.38	0.38
Net realized and unrealized gain (loss)	(0.13)	0.03	0.07 (2)	0.24	0.16

Total Income From Operations	0.18	0.35	0.41	0.62	0.54

Less Dividends From:
Net investment income	(0.31)	(0.32)	(0.34)	(0.38)	(0.38)

Total Dividends	(0.31)	(0.32)	(0.34)	(0.38)	(0.38)

Net Asset Value, End of Year	$ 8.79	$ 8.92	$ 8.89	$ 8.82	$ 8.58

Total Return(3)	2.04%	4.03%	4.70%	7.32%	6.64%

Net Assets, End of Year (000s)	$66,083	$62,424	$59,256	$39,041	$30,800

Ratios to Average Net Assets:
Expenses(4)	0.70%	0.74%	0.70%	0.65%	0.77%
Net investment income	3.50	3.61	3.83 (2)	4.33	4.58

Portfolio Turnover Rate	5%	23%	12%	4%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser and/or administrator waived all or a portion of their fees for each of the years ended November 30, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual expense ratios would have been 0.80%, 0.84%, 0.86%, 0.85% and 0.97% for the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.

See Notes to Financial Statements.

23        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30:

Class B Shares(1)	2004	2003(2)
Net Asset Value, Beginning of Period	$ 8.91	$ 9.04

Income (Loss) From Operations:
Net investment income	0.26	0.12
Net realized and unrealized loss	(0.13)	(0.11)

Total Income From Operations	0.13	0.01

Less Dividends From:
Net investment income	(0.26)	(0.14)

Total Dividends	(0.26)	(0.14)

Net Asset Value, End of Period	$ 8.78	$ 8.91

Total Return(3)	1.49%	0.13	%‡

Net Assets, End of Period (000s)	$730	$255

Ratios to Average Net Assets:
Expenses(4)	1.28%	1.18	%†
Net investment income	2.9	5	3.16	†

Portfolio Turnover Rate	5%	23%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 16, 2003 (inception date) to November 30, 2003.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser and/or administrator waived all or a portion of their fees for the year ended November 30, 2004 and the period ended November 30, 2003. If such fees were not waived, the actual expense ratios would have been 1.39% and 1.28% annualized for the year ended November 30, 2004 and the period ended November 30, 2003, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

24        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30:

Class C Shares(1)(2)	2004	2003	2002(3)
Net Asset Value, Beginning of Period	$ 8.90	$ 8.89	$ 8.95

Income (Loss) From Operations:
Net investment income	0.25	0.25	0.09
Net realized and unrealized gain (loss)	(0.12)	0.02	(0.04)

Total Income From Operations	0.13	0.27	0.05

Less Dividends From:
Net investment income	(0.25)	(0.26)	(0.11)

Total Dividends	(0.25)	(0.26)	(0.11)

Net Asset Value, End of Period	$ 8.78	$ 8.90	$ 8.89

Total Return(4)	1.52%	3.13%	0.54%‡

Net Assets, End of Period (000s)	$18,242	$17,313	$13,685

Ratios to Average Net Assets:
Expenses(5)	1.32%	1.53%	1.42%†
Net investment income	2.88	2.83	2.85 †

Portfolio Turnover Rate	5%	23%	12%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period July 22, 2002 (inception date) to November 30, 2002.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and/or administrator waived all or a portion of their fees for each of the years ended November 30, 2004 and 2003 and the period ended November 30, 2002. If such fees were not waived, the actual expense ratio would have been 1.42%, 1.63% and 1.53% annualized for the years ended November 30, 2004 and 2003, and the period ended November 30, 2002, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

25        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class O Shares(1)(2)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$ 8.92	$ 8.88	$ 8.81	$ 8.58	$ 8.42

Income (Loss) From Operations:
Net investment income	0.28	0.30	0.32 (3)	0.36	0.37
Net realized and unrealized gain (loss)	(0.13)	0.03	0.07 (3)	0.23	0.16

Total Income From Operations	0.15	0.33	0.39	0.59	0.53

Less Dividends From:
Net investment income	(0.28)	(0.29)	(0.32)	(0.36)	(0.37)

Total Dividends	(0.28)	(0.29)	(0.32)	(0.36)	(0.37)

Net Asset Value, End of Year	$ 8.79	$ 8.92	$ 8.88	$ 8.81	$ 8.58

Total Return(4)	1.77%	3.72%	4.47%	6.97%	6.42%

Net Assets, End of Year (000s)	$5,619	$6,982	$9,679	$9,497	$5,277

Ratios to Average Net Assets:
Expenses(5)	0.99%	0.96%	0.98%	0.89%	0.98%
Net investment income	3.20	3.40	3.58 (3)	4.08	4.38

Portfolio Turnover Rate	5%	23%	12%	4%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On July 22, 2002, Class L shares were renamed as Class O shares.
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser and/or administrator waived all or a portion of their fees for each of the years ended November 30, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual expense ratios would have been 1.10%, 1.06%, 1.14%, 1.14% and 1.18% for the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.

See Notes to Financial Statements.

26        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class Y Shares(1)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$ 8.93	$ 8.91	$ 8.83	$ 8.60	$ 8.44

Income (Loss) From Operations:
Net investment income	0.31	0.34	0.36 (2)	0.40	0.40
Net realized and unrealized gain (loss)	(0.10)	0.02	0.07 (2)	0.23	0.16

Total Income From Operations	0.21	0.36	0.43	0.63	0.56

Less Dividends From:
Net investment income	(0.32)	(0.34)	(0.35)	(0.40)	(0.40)

Total Dividends	(0.32)	(0.34)	(0.35)	(0.40)	(0.40)

Net Asset Value, End of Year	$ 8.82	$ 8.93	$ 8.91	$ 8.83	$ 8.60

Total Return(3)	2.45%	4.09%	5.01%	7.41%	6.82%

Net Assets, End of Year (000s)	$400	$1,927	$3,471	$4,005	$332

Ratios to Average Net Assets:
Expenses(4)	0.53%	0.57%	0.48%	0.37%	0.59%
Net investment income	3.63	3.78	4.03 (2)	4.47	4.76

Portfolio Turnover Rate	5%	23%	12%	4%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser and/or administrator waived all or a portion of their fees for each of the years ended November 30, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual expense ratios would have been 0.63%, 0.67%, 0.64%, 0.57% and 0.79% for the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.

See Notes to Financial Statements.

27        Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund (“Fund”), a separate non-diversified investment fund of the Smith Barney Investment Trust (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service. These prices are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities, for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith at fair value by or under the direction of the Fund’s Board of Trustees. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

(b) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include

28       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risk associated with economic, political or legal developments or industrial or regional matters specifically affecting California.

(d) Security Transaction and Investment Income. Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(e) Dividends and Distributions to Shareholders. Dividends from net investment income for the Fund are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains to shareholders of the Fund, if any, are taxable and are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

29       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,375 has been reclassified between undistributed net investment income and accumulated net realized loss from investment transactions as a result of permanent differences attributable to book/tax differences in the recognition of market discounts on securities sold. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended November 30, 2004, SBFM voluntarily waived $95,286 of its investment advisory fee. This waiver can be terminated at any time by SBFM.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2004, the Fund paid transfer agent fees of $13,579 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

Effective April 29, 2004, Class L shares were renamed Class C shares and the sales charges on Class O shares were eliminated.

30       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

There is a maximum sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class O shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur a sales charge.

Class A, B, C and O shares that are exchanged and are not already subject to a deferred sales charge, may be subject to a 1.00% deferred sales charge if redemption occurs within one year of the date of the exchange.

For the year ended November 30, 2004, CGM received sales charges of approximately $168,500 and $500 on sales of the Fund’s Class A and O shares respectively. In addition, for the year ended November 30, 2004, CDSCs paid to CGM were approximately $3,700 and $100 for Class A and O shares respectively.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,041,860

Sales	4,168,184

At November 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,339,596
Gross unrealized depreciation	(123,620)

Net unrealized appreciation	$4,215,976

31       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

At November 30, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10-Year Notes	300	12/04	$33,754,688	$33,435,938	$318,750

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B, C and O shares calculated at an annual rate of 0.50%, 0.60% and 0.20% of the average daily net assets of each class, respectively. For the year ended November 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

		Class A	Class B	Class C	Class O
Rule 12b-1 Distribution Plan Fees		$99,934	$3,443	$132,203	$22,041

For the year ended November 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
Transfer Agency Service Expenses	$9,472	$217	$5,714	$2,516	$71

For the year ended November 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
Shareholder Communication Expenses	$21,898	$460	$6,059	$6,274	$168

32       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

5.	Dividends Paid to Shareholders by Class

	Year Ended November 30, 2004	Year Ended November 30, 2003†
Net Investment Income
Class A	$2,324,268	$2,206,371
Class B	16,213	2,994
Class C‡	505,685	463,473
Class O	200,974	272,651
Class Y	33,173	118,094

Total	$3,080,313	$3,063,583

†	For Class B shares, dividends paid are for the period June 16, 2003 (inception date) to November 30, 2003.
‡	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Shares of Beneficial Interest

At November 30, 2004, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2004		Year Ended November 30, 2003†
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,964,305	$17,446,619	2,344,227	$20,931,051
Shares issued on reinvestment	148,561	1,309,140	161,685	1,438,065
Shares reacquired	(1,594,058)	(14,071,599)	(2,170,951)	(19,335,494)

Net Increase	518,808	$4,684,160	334,961	$3,033,622

Class B
Shares sold	78,317	$688,676	28,602	$254,740
Shares issued on reinvestment	1,354	11,899	135	1,197
Shares reacquired	(25,183)	(220,038)	(135)	(1,200)

Net Increase	54,488	$480,537	28,602	$254,737

Class C‡
Shares sold	799,346	$7,061,034	1,461,035	$13,008,351
Shares issued on reinvestment	38,006	334,452	37,596	334,090
Shares reacquired	(703,125)	(6,190,903)	(1,093,591)	(9,725,208)

Net Increase	134,227	$1,204,583	405,040	$3,617,233

33       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

	Year Ended November 30, 2004		Year Ended November 30, 2003†
	Shares	Amount	Shares	Amount
Class O
Shares sold	20,962	$186,193	40,104	$357,818
Shares issued on reinvestment	16,438	145,004	18,883	167,901
Shares reacquired	(180,661)	(1,592,139)	(366,846)	(3,262,395)

Net Decrease	(143,261)	$(1,260,942)	(307,859)	$(2,736,676)

Class Y
Shares issued on reinvestment	3,734	$33,172	13,250	$118,094
Shares reacquired	(174,058)	(1,535,195)	(187,316)	(1,667,107)

Net Decrease	(170,324)	$(1,502,023)	(174,066)	$(1,549,013)

†	For Class B shares, transactions are for the period June 16, 2003 (inception date) to November 30, 2003.
‡	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2004	2003
Tax-exempt income	$3,080,313	$3,055,616
Ordinary income	—	7,967

Total distributions paid	$3,080,313	$3,063,583

As of November 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income	$5,995

Total undistributed earnings	5,995
Capital loss carryforward	(3,320,185	)*
Other book/tax temporary differences	(323,133	)**
Unrealized appreciation	4,534,726	***

Total accumulated earnings	$897,403

*	On November 30, 2004, the Fund had a net capital loss carryforward of $3,320,185, of which $216,189 expires in 2007, $284,896 expires in 2008, $1,499,334 expires in 2011 and $1,319,766 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures contracts and other book/tax temporary differences.
***	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for market discounts on fixed income securities.

34       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related

35       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund, and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its

36       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

37       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Maturity California Municipals Fund (“Fund”) of Smith Barney Investment Trust (“Trust”) as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2005

38       Smith Barney Intermediate Maturity California Municipals Fund       |
2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Intermediate Maturity California Municipals Fund (“Fund”) are managed under the direction of the Smith Barney Investment Trust’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 DOB: 1/24/37	Trustee	Since 1995	Professor, Harvard Business School	49	None

Burt N. Dorsett 201 East 62nd Street New York, NY 10021 DOB: 11/8/30	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 DOB: 5/3/26	Trustee	Since 1991	Chairman of The Dress Barn Inc.	27	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 DOB: 2/16/32	Trustee	Since 1995	Attorney	55	None

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 DOB: 11/12/32	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

39       Smith Barney Intermediate Maturity California Municipals Fund      |
2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

40       Smith Barney Intermediate Maturity California Municipals Fund       |
2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 10/26/65	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 10/14/47	Vice President and Investment Officer	Since 1991	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 10/5/62	Vice President and Investment Officer	Since 1998	Director of CGM; Investment Officer of SBFM	N/A	N/A

41       Smith Barney Intermediate Maturity California Municipals Fund      |
2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A
	Chief Compliance Officer	Since 2004

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

42       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended November 30, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

43       Smith Barney Intermediate Maturity California Municipals Fund      |      2004 Annual Report

SMITH BARNEY

INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

    Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President

and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and

Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Investment Trust

Smith Barney Intermediate Maturity California Municipals Fund

The Fund is a separate investment fund of Smith Barney Investment Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Intermediate Maturity California Municipals Fund, but it may also be used as sales literature.

SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0310 1/05	04-7668

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Investment Trust were $117,200 and $116,000 for the years ended 11/30/04 and 11/30/03.

(b)	Audit-Related Fees for the Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(c)	Tax Fees for Smith Barney Investment Trust of $11,300 and $10,900 for the years ended 11/30/04 and 11/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Trust.

(d)	All Other Fees for Smith Barney Investment Trust of $0 and $0 for the years ended 11/30/04 and 11/30/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; Tax Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; and Other Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(h)	Yes. The Smith Barney Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Investment Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a - 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit	99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Trust

Date: February 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Trust

Date: February 7, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Trust

Date: February 7, 2005